   As filed with the Securities and Exchange Commission on February 15, 2000

                                                              File No. 33-59541
                                                                       811-4732
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                    [ ]
                                    -----
         Post-Effective Amendment No. 5                                 [X]
                                     ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 139                                                       [X]

                         HARTFORD LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT TWO
                           (Exact Name of Registrant)

                         HARTFORD LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                 P. O. BOX 2999
                             HARTFORD, CT 06104-2999
                   (Address of Depositor's Principal Offices)

                                (860) 843-5445
               (Depositor's Telephone Number, Including Area Code)

                            CHRISTOPHER M. GRINNELL, ESQ.
                               HARTFORD LIFE, INC.
                                 P. O. BOX 2999
                             HARTFORD, CT 06104-2999
                     (Name and Address of Agent for Service)

 It is proposed that this filing will become effective:


             immediately upon filing pursuant to paragraph (b) of Rule 485
     -----
             on            pursuant to paragraph (b) of Rule 485
     -----
             60 days after filing pursuant to paragraph (a)(1) of Rule 485
     -----
       X     on May 1, 2000  pursuant to paragraph (a)(1) of Rule 485
     -----
             this post-effective amendment designates a new
     -----   effective date for a previously filed post-effective
             amendment.


PURSUANT TO RULE 24F-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES.

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 495(a)


             N-4 Item No.                                             Prospectus Heading
---------------------------------------------                 ------------------------------------------

                                                  PART A -

 1.  Cover Page                                               Cover Page

 2.  Definitions                                              Glossary of Special Terms

 3.  Synopsis or Highlights                                   Summary

 4.  Condensed Financial Information                          Accumulation Unit Values

 5.  General Description of Registrant,                       The Separate Accounts; Hartford Life
     Depositor, and Portfolio Companies                       Insurance Company and The Funds

 6.  Deductions                                               Contract Charges

 7.  General Description of Variable Contracts                Death Benefits and Settlement Provisions

 8.  Annuity Period                                           Settlement Provisions

 9.  Death Benefit                                            Death Benefits

10.  Purchases and Contract Value                             The Contracts

11.  Redemptions                                              Settlement Provisions

12.  Taxes                                                    Federal Tax Considerations

13.  Legal Proceedings                                        More Information - Are there any material legal
                                                              proceedings affecting the Separate Accounts?

14.  Table of Contents of the Statement                       Table of Contents of the Statement
     of Additional Information                                of Additional Information

                                                 (PART B)

15. Cover Page                                                Cover Page

16.  Table of Contents                                        Table of Contents

17.  General Information and History                          Introduction

18.  Services                                                 None

19.  Purchase of Securities                                   Distribution of Contracts
     being Offered

20.  Underwriters                                             Distribution of Contracts

21.  Calculation of Performance Data                          Calculation of Yield and Return

22.  Annuity Payments                                         Annuity Benefits

23.  Financial Statements                                     Financial Statements

                                                  PART C

24.  Financial Statements and                                 Financial Statements and
     Exhibits                                                 Exhibits

25.  Directors and Officers of the                            Directors and Officers of the
     Depositor                                                Depositor

26.  Persons Controlled by or Under                           Persons Controlled by or Under
     Common Control with the Depositor                        Common Control with the Depositor
     or Registrant                                            or Registrant

27.  Number of Contract Owners                                Number of Contract Owners

28.  Indemnification                                          Indemnification

29.  Principal Underwriters                                   Principal Underwriters

30.  Location of Accounts and Records                         Location of Accounts and Records

31.  Management Services                                      Management Services

32.  Undertakings                                             Undertakings

     HARTFORD
     LIFE INSURANCE COMPANY
     TAX SHELTERED ANNUITY/INDIVIDUAL RETIREMENT ANNUITY
 [LOGO]
     ISSUED BY HARTFORD LIFE INSURANCE COMPANY
     SEPARATE ACCOUNT TWO (DC-II)

    This Prospectus sets forth information you should know before you purchase or become a Participant under the group variable annuity contract (the "Contract" or "Contracts"). Please read it carefully.

    Hartford Life Insurance Company issues the Contracts for use in (a) annuity purchase plans adopted according to section 403(b) of the Internal Revenue Code by public school systems and certain tax-exempt organizations described in section 501(c)(3) of the Code, (b) employee pension plans established for employees of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and Individual Retirement Annuity plans adopted according to section 408 of the Code.

    We hold Contributions in a Separate Account known as Hartford Life Insurance Company Separate Account Two (DC-II) during the period before Annuity payments start and during the period after Annuity payments start.

    The Contracts may contain a General Account option. The General Account option may contain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission.

    We allocate the Contributions to the "Sub-Accounts" as directed by the Contract Owner or Participant, as applicable. Sub-Accounts are divisions of a Separate Account. The following Sub-Accounts are available under the Contracts. Also listed is the name of the underlying Fund for each Sub-Account.


     - Hartford Advisers HLS Sub-Account which purchases shares of Class IA of Hartford Advisers HLS Fund, Inc.

     - Hartford Bond HLS Sub-Account which purchases shares of Class IA of Hartford Bond HLS Fund, Inc.

     - Hartford Capital Appreciation HLS Sub-Account which purchases shares of Class IA of Hartford Capital Appreciation HLS Fund, Inc.

     - Hartford Dividend and Growth HLS Sub-Account which purchases shares of Class IA of Hartford Dividend and Growth HLS Fund, Inc.

     - Hartford Index HLS Sub-Account which purchases shares of Class IA of Hartford Index HLS Fund, Inc.

     - Hartford International Opportunities HLS Sub-Account which purchases shares of Class IA of Hartford International Opportunities HLS Fund, Inc.

     - Hartford Money Market HLS Sub-Account which purchases shares of Class IA of Hartford Money Market HLS Fund, Inc.

     - Hartford Mortgage Securities HLS Sub-Account which purchases shares of Class IA of Hartford Mortgage Securities HLS Fund, Inc.

     - Hartford Stock HLS Sub-Account which purchases shares of Class IA of Hartford Stock HLS Fund, Inc.


     - Calvert Social Balanced Sub-Account which purchases shares of Calvert Social Balanced Portfolio Series of Calvert Variable Series, Inc.




     - American Century VP Capital Appreciation Sub-Account which purchases shares of American Century Variable Portfolios Inc. American Century VP Capital Appreciation

     - Fidelity VIP II Asset Manager Sub-Account which purchases shares of Fidelity's Variable Insurance Products Fund II ("VIP II") Asset Manager Portfolio

     - Fidelity VIP II Contrafund Sub-Account which purchases shares of Fidelity's Variable Insurance Products Fund II ("VIP II") Contrafund Portfolio

     - Fidelity VIP Growth Sub-Account which purchases shares of Fidelity's Variable Insurance Products Fund ("VIP") Growth Portfolio

     - Fidelity VIP Overseas Sub-Account which purchases shares of Fidelity's Variable Insurance Products Fund ("VIP") Overseas Portfolio

    If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call us at 1-800-771-3051 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract and, like this Prospectus, is filed with the Securities and Exchange Commission. We have included a Table of Contents for the Statement of Additional Information at the end of this Prospectus.

    The Commission doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the Securities and Exchange Commission does these things may be guilty of a criminal offense.

    This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commissions' website
(HTTP://WWW.SEC.GOV).

    This group variable annuity contract IS NOT:

  -  A bank deposit or obligation

  -  Federally insured

  -  Endorsed by any bank or governmental agency
 ------------------------------------------------------------------------------

 Prospectus Dated: May 1, 2000
 Statement of Additional Information Dated: May 1, 2000

                               TABLE OF CONTENTS

 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 GLOSSARY OF SPECIAL TERMS...............................................    4
 FEE TABLE...............................................................    6
 SUMMARY.................................................................    8
 ACCUMULATION UNIT VALUES................................................   10
 PERFORMANCE RELATED INFORMATION.........................................   13
 HARTFORD LIFE INSURANCE COMPANY.........................................   14
 THE SEPARATE ACCOUNT....................................................   14
 THE FUNDS...............................................................   14
 GENERAL ACCOUNT OPTION..................................................   18
 CONTRACT CHARGES........................................................   18
   Sales Charge..........................................................   18
   Annual Maintenance Fee................................................   19
   Is there ever a time when the Sales Charge or Annual Maintenance Fee
    do not apply?........................................................   19
   Mortality, Expense Risk and Administrative Charge.....................   19
   Premium Taxes.........................................................   20
   Transfer Fee..........................................................   20
   Experience Rating under the Contracts.................................   20
   Negotiated Charges and Fees...........................................   20
   Charges of the Funds..................................................   20
   Plan Related Expenses.................................................   20
 THE CONTRACTS...........................................................   21
   The Contracts Offered.................................................   21
   Assignments...........................................................   21
   Pricing and Crediting of Contributions................................   21
   May I make changes in the amounts of my Contribution?.................   21
   May I transfer assets between the Sub-Accounts?.......................   21
   Dollar Cost Averaging.................................................   22
   May I request a loan from my Participant Account?.....................   22
   How do I know what my Participant Account is worth?...................   23
   How are the underlying Fund shares valued?............................   24
 DEATH BENEFITS..........................................................   24
   Determination of the Beneficiary......................................   24
   Death before the Annuity Commencement Date............................   24
   Death on or after the Annuity Commencement Date.......................   24
 SETTLEMENT PROVISIONS...................................................   25
   Can payment of the Surrender value ever be postponed beyond the
    seven-day period?....................................................   25
   May I Surrender once Annuity Payments have started?...................   26
   How do I elect an Annuity Commencement Date and Annuity payment
    option?..............................................................   26
   What is the minimum amount that I may select for an Annuity
    payment?.............................................................   26
   How are Contributions made to establish an Annuity Account?...........   26
   Can a Contract be suspended by a Contract Owner?......................   26
   Annuity Payment Options...............................................   26
   Systematic Withdrawal Option..........................................   27
   How are Variable Annuity payments determined?.........................   28
 FEDERAL TAX CONSIDERATIONS..............................................   29
   A. General............................................................   29
   B. Hartford and DC-II.................................................   29
   C. Information Regarding Tax-Qualified Retirement Plans...............   29
   D. Diversification of the Separate Account............................   33
   E. Ownership of the Assets of the Separate Account....................   33
   F. Contracts Owned by Non-Natural Persons.............................   34
   G. Annuity Purchases by Nonresident Aliens and Foreign Corporations...   34
 MORE INFORMATION........................................................   34
   Can a Contract be modified?...........................................   34
   Can Hartford waive any rights under a Contract?.......................   35
   How are the Contracts sold?...........................................   35
   Who is the custodian of the Separate Account's assets?................   35
   Are there any material legal proceedings affecting the Separate
    Account?.............................................................   35
   Are you relying on any experts as to any portion of this
    Prospectus?..........................................................   36
   How may I get additional information?.................................   36
 TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION...............   37

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD: The period before the start of Annuity payments.

ACCUMULATION UNIT: A unit of measure used to calculate Separate Account values before we begin to make Annuity payments to you.

ADMINISTRATIVE OFFICE: Located at 200 Hopmeadow Street, Simsbury, CT 06089. The mailing address for correspondence concerning this Contract is P.O. Box 1583, Hartford, CT 06144-1583, except for overnight or express mail packages, which should be sent to: Attention: IPD/Retirement Plan Solutions, 200 Hopmeadow Street, Simsbury, CT 06089.

ANNUAL MAINTENANCE FEE: An annual charge for establishing and maintaining a Participant's Account under a Contract.

ANNUITANT: The person on whose life Annuity payments are based.

ANNUITANT'S ACCOUNT: An account established at the beginning of the Annuity Period for making Annuity payments under the Contracts.

ANNUITY: A series of payments for life or another designated period.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity payments to you.

ANNUITY PERIOD: The period during which we make Annuity payments to you.

ANNUITY UNIT: A unit of measure in the Separate Account used to calculate the value of Variable Annuity payments we make to you.

BENEFICIARY: The person or persons designated to receive Contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTRACT OWNER: The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

CONTRIBUTION(S): The amount(s) paid or transferred to us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.

DATE OF COVERAGE: The date on which we receive the application on behalf of a Participant.

DC-II: Our Separate Account, Hartford Life Insurance
Company Separate Account Two.

EMPLOYER: An employer maintaining a Tax Sheltered Annuity plan or an Individual Retirement Annuity plan for its employees.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

GENERAL ACCOUNT: Our General Account that consists of all of our company assets other than those allocated to our separate accounts.

HARTFORD, WE OR US: Hartford Life Insurance Company.

INDIVIDUAL RETIREMENT ANNUITY: An Annuity Contract purchased or sponsored by an Employer on behalf of its employees that provides for special tax treatment under section 408 of the Code.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.

PARTICIPANT (ALSO, "YOU"): Any employee of an Employer electing to participate in a Contract.

PARTICIPANT ACCOUNT: An account to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of Participant under a Contract.

PARTICIPANT'S CONTRACT YEAR: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.

PREMIUM TAX: A tax charged by a state or municipality on premiums, purchase payments or Contract values.

SURRENDER: Any partial or complete withdrawal of Contract values.

TAX SHELTERED ANNUITY (ALSO "TAX DEFERRED ANNUITY"): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

                                   FEE TABLE
                      Contract Owner Transaction Expenses

 Sales Load on Imposed Purchases (as a percentage of premium
   payments).......................................................    None
 Transfer Fee......................................................  $    5*
 Contingent Deferred Sales Charge (as a percentage of amounts surrendered)(1).................................................
     During the First through Fifth Year...........................       5%
     During the Sixth Year.........................................       4%
     During the Seventh Year.......................................       3%
     During the Eighth Year........................................       2%
     During the Ninth Year.........................................       1%
     During the Tenth Year and thereafter..........................       0%
 Annual Maintenance Fee(2).........................................  $30.00

 Separate Account Annual Expenses (as a percentage of average daily
   Sub-Account value)
     Mortality and Expense Risk (DC II)                               1.250%


----------

*   Currently we do not charge the $5 Transfer Fee.


We may eliminate or change the Transfer Fee, Contingent Deferred Sales Charge, Mortality and Expense Risk Charge and Annual Maintenance Fee. See "Experience Rating Under the Contracts" and "Negotiated Charges and Fees". We may also deduct a charge for Premium Taxes at the time of Surrender.

(1) Each Participant Account has its own Contingent Deferred Sales Charge schedule. The amount of the Contingent Deferred Sales Charge depends on the number of Participant's Contract Years completed with respect to the Participant's Account before the Surrender. See "Contract Charges".

(2) The Annual Maintenance Fee is a single $30 charge on a Participant's Individual Account. It is deducted proportionally from the investment options in use at the time of the charge.

The purpose of the Fee Table and Examples is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Examples reflect expenses of the Separate Account and underlying Funds. We deduct Premium Taxes that apply.

The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. We do this by approximating an "average" 0.11% annual charge.




                         Annual Fund Operating Expenses
                           As of the Fund's Year End
                         (As a percentage of net assets)


                                                                              TOTAL FUND
                                                                               OPERATING
                                                  MANAGEMENT      OTHER        EXPENSES
                                                     FEES       EXPENSES      INCLUDING
                                                  INCLUDING    INCLUDING     ANY WAIVERS
                                                     ANY          ANY          AND ANY
                                                   WAIVERS    REIMBURSEMENT REIMBURSEMENTS
                                                  ----------  ------------- --------------
 Hartford Bond HLS Fund..........................   0.482%        0.021%        0.503%
 Hartford Stock HLS Fund.........................   0.439%        0.018%        0.457%
 Hartford Money Market HLS Fund..................   0.433%        0.015%        0.448%
 Hartford Advisers HLS Fund......................   0.616%        0.018%        0.634%
 Hartford Capital Appreciation HLS Fund..........   0.623%        0.019%        0.642%
 Hartford Mortgage Securities HLS Fund...........   0.432%        0.030%        0.462%
 Hartford Index HLS Fund.........................   0.382%        0.019%        0.401%
 Hartford International Opportunities HLS Fund...   0.681%        0.090%        0.771%
 Calvert Social Balanced Portfolio(1)............   0.700%        0.180%        0.880%
 Hartford Dividend and Growth HLS Fund...........   0.641%        0.018%        0.659%
 American Century VP Capital Appreciation Fund...   1.000%        0.000%        1.000%
 Fidelity VIP Growth Portfolio(2)................   0.590%        0.070%        0.660%
 Fidelity VIP Overseas Portfolio(2)..............   0.740%        0.150%        0.890%
 Fidelity VIP II Contrafund Portfolio(2).........   0.590%        0.070%        0.660%
 Fidelity VIP II Asset Manager Portfolio(2)......   0.540%        0.090%        0.630%

----------

(1) The figures above for the Calvert Social Balanced Portfolio reflect expenses for fiscal year 1998, and have been restated to reflect the elimination of the performance adjustment for the Portfolio. This restatement includes the addition of 0.01% to the Portfolio. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.86%.

(2) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been: 0.67% for VIP Growth Portfolio; 0.90% for VIP Overseas Portfolio; 0.76% for VIP II Asset Manager Portfolio; and 0.68 for VIP II Contrafund Portfolio.

EXAMPLE DC-II

                             If you surrender your Contract     If you annuitize your Contract     If you do not surrender your
                             at the end of the applicable       at the end of the applicable       Contract, you would pay the
                             time period, you would pay the     time period, you would pay the     following expenses on a $1,000
                             following expenses on a $1,000     following expenses on a $1,000     investment, assuming a 5%
                             investment, assuming a 5%          investment, assuming a 5%          annual return on assets:
                             annual return on assets:           annual return on the assets:
 SUB-ACCOUNT                 1 YR.  3 YRS.  5 YRS.  10 YRS.     1 YR.  3 YRS.  5 YRS.  10 YRS.     1 YR.  3 YRS.  5 YRS.  10 YRS.
 -------------------------   ------ ------- ------- --------    ------ ------- ------- --------    ------ ------- ------- --------
 Hartford Bond HLS.........   $ 71   $ 114   $ 160    $ 220      $ 18   $  58   $ 100    $ 218      $ 19   $  59   $ 102    $ 220
 Hartford Stock HLS(1).....     70     112     158      215        17      56      98      213        19      58      99      215
 Hartford Money Market HLS.     70     112     157      214        17      56      97      212        19      57      99      214
 Hartford Advisers HLS(1)..     72     118     166      234        19      62     107      232        20      63     108      234
 Hartford Capital
   Appreciation HLS(1).....     72     118     167      235        19      62     108      233        21      63     109      235
 Hartford Mortgage
   Securities HLS..........     70     113     158      215        18      57      98      214        19      58      99      215
 Hartford Index HLS(2).....     70     111     155      209        17      55      95      207        18      56      96      209
 Hartford International
   Opportunities HLS.......     73     122     173      248        21      66     114      247        22      67     116      248
 Calvert Social Balanced
   Portfolio...............     74     125     178      260        22      70     120      258        23      71     121      260
 Hartford Dividend and
   Growth HLS..............     72     118     167      236        20      63     108      235        21      64     110      236
 American Century VP
   Capital Appreciation....     73     120     170      241        20      64     111      239        21      65     112      241
 Fidelity VIP Growth.......     72     118     168      237        20      63     109      235        21      64     110      237
 Fidelity VIP Overseas.....     74     125     179      261        22      70     121      259        23      72     122      261
 Fidelity VIP II
   Contrafund..............     72     118     168      237        20      63     109      235        21      64     110      237
 Fidelity VIP II Asset
   Manager.................     72     118     166      233        19      62     107      232        20      63     108      233

------------


(1) We voluntarily reduce the charge for administrative undertakings in certain sub-accounts in DC-II. The reduced total charge for mortality, expense risk and administrative undertakings in these sub-accounts is as follows:
    Hartford Stock HLS, 1.24%; Hartford Advisers HLS, 1.20%; and Hartford Capital Appreciation HLS, 1.21%

(2) We voluntarily limit the applicable charge for mortality, expense risk and administrative undertakings for the Hartford Index HLS Sub-Account so when combined with the expenses of the underlying Fund, the total does not exceed 1.25%

                                    SUMMARY

WHAT ARE THE CONTRACTS?

    The Contracts are group variable annuity contracts. They are issued in connection with Employer programs allowing employee participation and special tax treatment under section 403(b) and Section 408 of the Code.

WHAT IS THE ACCUMULATION PERIOD?

    During the Accumulation Period under the Contracts, the Employer makes Contributions to the Contracts that are used to purchase variable Separate Account interests. Contributions allocated to purchase variable interests may, after the deductions described in this Prospectus, be invested in selected Sub-Accounts of DC-II.

    During the Accumulation Period Participants may allocate monies held in the Separate Account among the available Sub-Accounts of the Separate Account. There may be restrictions under certain circumstances (see "May I transfer assets between Sub-Accounts?").

WHAT ARE THE SALES CHARGES UNDER THE CONTRACT?

    We do not deduct sales charges at the time Contributions are made to the Contract. We deduct a contingent deferred sales charge ("Sales Charge") from Surrenders of or from the Contract. The amount of the Sales Charge depends on the number of Participant's Contract Years completed with respect to a Participant's Account before the Surrender. It is a percentage of the amount Surrendered.

PARTICIPANT'S CONTRACT YEARS                                                                                 SALES CHARGE
---------------------------------------------------------------------------------------------------------  -----------------
During the First through the Fifth Year..................................................................             5%
During the Sixth Year....................................................................................             4%
During the Seventh Year..................................................................................             3%
During the Eighth Year...................................................................................             2%
During the Ninth Year....................................................................................             1%
Tenth Year and thereafter................................................................................             0%

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees"). The Sales Charge will never exceed 8.5% of aggregate Contributions to a Participant's Account.

    No deduction for Sales Charges will be made in certain cases. (See "Is there ever a time when the Sales Charge does not apply?")

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

    MORTALITY, EXPENSE RISK AND ADMINISTRATIVE CHARGE: Because we assume certain risks under the Contract, and we provide certain administrative services, we deduct a daily charge against all Contract values held in the Separate Account during the life of the Contract. This is the charge for Mortality, Expense Risk and Administrative Undertakings. We deduct this charge at an annual rate of 1.25% from the average daily net assets of DC-II. The Mortality, Expense Risk and Administrative Charge can be reduced. (See "Experience Rating under the Contracts" and "Negotiated Charges and Fees").


    ANNUAL MAINTENANCE FEE: We deduct an Annual Maintenance Fee from the value of each Participant Account under a Contract. The maximum Annual Maintenance Fee is $30 per year, but such fee may be reduced or waived (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

IS THERE A DEDUCTION FOR PREMIUM TAXES?

    We deduct during the Accumulation Period and Annuity Period, as appropriate, for the payment of any Premium Taxes levied against the Contract by a state or other governmental entity. The range is generally up to 3.50%. (See "Contract Charges.")

IS THERE A DEATH BENEFIT?

    We will pay a Minimum Death Benefit if a Participant dies before the earlier of (1) the Participant's 65th birthday or (2) the Annuity Commencement Date. (See "Death Benefits.")

PARTICIPANT ACCOUNT LOANS

    You can request a loan from your Participant Account under a Tax Sheltered Annuity. A $25 non-refundable loan processing fee will apply, except as otherwise required by statute. You may have only one outstanding loan at any time under the Contract. Loans must be at least $1,000. The amount of a loan, when added together with any other loan or loans of the Participant from all of their section 401(a) or 403(b) plans, may not exceed the lesser of (a) 50% of your Participant Account value, or (b) $50,000, reduced by the highest outstanding balance of any loan to you during the 12-month period ending on the day before the loan is made (see "May I request a loan from my Participant Account"). Your Employer's plan may further restrict the amount of your Participant Account available for a loan. Participant Account loans may not be available in all states or may be subject to restrictions.

WHAT IS THE ANNUITY PERIOD?

    At the end of the Accumulation Period, you can allocate Contract values held with respect to your Participant Account to establish Annuitants' Accounts to provide Fixed and/or Variable Annuities under the Contract.

WHAT ANNUITY PAYMENT OPTIONS ARE AVAILABLE?

    When you purchase an Annuity, you may choose one of the following Annuity payment options, or receive a lump sum payment:

    LIFE ANNUITY where we make monthly Annuity payments for as long as the Annuitant lives.

 - Payments under this option stop upon the death of the Annuitant, even if the Annuitant dies after one payment.

    LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant and when the Annuitant dies, we pay any remaining value to the Beneficiary. See Annuity payment Option 3 for a discussion of how the remaining value is determined.

    JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor.

 - When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, or 100%) of the monthly Annuity payment will continue to be paid to the survivor.

 - It is possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, any then remaining balance of proceeds will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

 - This option does not involve life contingencies and does not provide any mortality guarantee.

 - Surrenders are subject to the limitations set forth in the contract and any applicable contingent deferred sales charges.

    UNDER ANY OF THE ANNUITY PAYMENT OPTIONS ABOVE, EXCEPT THE PAYMENTS FOR A DESIGNATED PERIOD OPTION (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED AFTER ANNUITY PAYMENTS COMMENCE.

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

    The following information has been derived from the audited financial statements of the Separate Account, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus.

                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
                                            1998      1997      1996     1995     1994     1993     1992     1991
                                          --------  --------  --------  -------  -------  -------  -------  -------
 HARTFORD BOND HLS SUB-ACCOUNT
 (INCEPTION DATE AUGUST 25, 1982)
 Accumulation Unit value at beginning of
  period................................. $  4.604  $  4.187  $  4.095  $ 3.500  $ 3.689  $ 3.389  $ 3.251  $ 2.827
 Accumulation Unit value at end of
  period................................. $  4.917  $  4.604  $  4.187  $ 4.095  $ 3.500  $ 3.689  $ 3.389  $ 3.251
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    1,804     1,606     1,655    1,368    1,123      992      816      732
 HARTFORD STOCK HLS SUB-ACCOUNT
 (INCEPTION DATE JUNE 29, 1982)
 Accumulation Unit value at beginning of
  period................................. $ 14.295  $ 11.017  $  8.968  $ 6.771  $ 6.988  $ 6.188  $ 5.694  $ 4.627
 Accumulation Unit value at end of
  period................................. $ 18.846  $ 14.295  $ 11.017  $ 8.968  $ 6.771  $ 6.988  $ 6.188  $ 5.694
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    4,483     5,082     4,885    4,413    3,885    3,181    2,517    1,885
 HARTFORD MONEY MARKET HLS SUB-ACCOUNT
 (INCEPTION DATE JUNE 29, 1982)
 Accumulation Unit value at beginning of
  period................................. $  2.834  $  2.725  $  2.624  $ 2.512  $ 2.447  $ 2.407  $ 2.351  $ 2.245
 Accumulation Unit value at end of
  period................................. $  2.947  $  2.834  $  2.725  $ 2.624  $ 2.512  $ 2.447  $ 2.407  $ 2.351
 Number of Accumulation Units outstanding
  at end of period (in thousands)........ $  1,567     1,473     1,333      989      905      886      884      929
 HARTFORD ADVISERS HLS SUB-ACCOUNT
 (INCEPTION DATE MAY 2, 1983)
 Accumulation Unit value at beginning of
  period................................. $  5.168  $  4.201  $  3.647  $ 2.876  $ 2.993  $ 2.700  $ 2.524  $ 2.123
 Accumulation Unit value at end of
  period................................. $  6.366  $  5.168  $  4.201  $ 3.647  $ 2.876  $ 2.993  $ 2.700  $ 2.524
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    8,737    10,299    10,505    9,212    8,279    7,023    7,323    6,220
 HARTFORD CAPITAL APPRECIATION HLS
   SUB-ACCOUNT
 (INCEPTION DATE APRIL 2, 1984)
 Accumulation Unit value at beginning of
  period................................. $  7.896  $  6.533  $  5.478  $ 4.257  $ 4.204  $ 3.524  $ 3.050  $ 2.004
 Accumulation Unit value at end of
  period................................. $  9.001  $  7.896  $  6.533  $ 5.478  $ 4.257  $ 4.204  $ 3.524  $ 3.050
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    7,529    11,032    10,979    9,081    6,923    4,940    3,276    2,113


                                           1990     1989
                                          -------  -------
 HARTFORD BOND HLS SUB-ACCOUNT
 (INCEPTION DATE AUGUST 25, 1982)
 Accumulation Unit value at beginning of
  period................................. $ 2.641  $ 2.385
 Accumulation Unit value at end of
  period................................. $ 2.827  $ 2.641
 Number of Accumulation Units outstanding
  at end of period (in thousands)........     724      594
 HARTFORD STOCK HLS SUB-ACCOUNT
 (INCEPTION DATE JUNE 29, 1982)
 Accumulation Unit value at beginning of
  period................................. $ 4.874  $ 3.915
 Accumulation Unit value at end of
  period................................. $ 4.627  $ 4.874
 Number of Accumulation Units outstanding
  at end of period (in thousands)........   1,467    1,156
 HARTFORD MONEY MARKET HLS SUB-ACCOUNT
 (INCEPTION DATE JUNE 29, 1982)
 Accumulation Unit value at beginning of
  period................................. $ 2.103  $ 1.951
 Accumulation Unit value at end of
  period................................. $ 2.245  $ 2.103
 Number of Accumulation Units outstanding
  at end of period (in thousands)........     881      718
 HARTFORD ADVISERS HLS SUB-ACCOUNT
 (INCEPTION DATE MAY 2, 1983)
 Accumulation Unit value at beginning of
  period................................. $ 2.123  $ 1.766
 Accumulation Unit value at end of
  period................................. $ 2.123  $ 2.123
 Number of Accumulation Units outstanding
  at end of period (in thousands)........   5,565    5,227
 HARTFORD CAPITAL APPRECIATION HLS
   SUB-ACCOUNT
 (INCEPTION DATE APRIL 2, 1984)
 Accumulation Unit value at beginning of
  period................................. $ 2.278  $ 1.858
 Accumulation Unit value at end of
  period................................. $ 2.004  $ 2.278
 Number of Accumulation Units outstanding
  at end of period (in thousands)........   1,455    1,037

                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
                                            1998      1997      1996     1995     1994     1993     1992     1991
                                          --------  --------  --------  -------  -------  -------  -------  -------
 HARTFORD MORTGAGE SECURITIES HLS
   SUB-ACCOUNT
 (INCEPTION DATE JANUARY 15, 1985)
 Accumulation Unit value at beginning of
  period................................. $  2.606  $  2.421  $  2.333  $ 2.034  $ 2.093  $ 1.993  $ 1.929  $ 1.702
 Accumulation Unit value at end of
  period................................. $  2.747  $  2.606  $  2.421  $ 2.333  $ 2.034  $ 2.093  $ 1.993  $ 1.929
 Number of Accumulation Units outstanding
  at end of period (in thousands)........      891     1,035     1,141    1,149      994      942      802      736
 HARTFORD INDEX HLS SUB-ACCOUNT
 (INCEPTION DATE JUNE 3, 1987)
 Accumulation Unit value at beginning of
  period................................. $   3.75  $  2.848  $  2.353  $ 1.738  $ 1.735  $ 1.605  $ 1.522  $ 1.190
 Accumulation Unit value at end of
  period................................. $   4.75  $  3.745  $  2.848  $ 2.353  $ 1.738  $ 1.735  $ 1.605  $ 1.522
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    6,393     5,415     4,378    3,153    2,376    1,862    1,437      871
 CALVERT SOCIAL BALANCED PORTFOLIO
   SUB-ACCOUNT
 (INCEPTION DATE JANUARY 25, 1989)
 Accumulation Unit value at beginning of
  period................................. $  2.396  $  2.021  $  1.817  $ 1.417  $ 1.483  $ 1.391  $ 1.308  $ 1.138
 Accumulation Unit value at end of
  period................................. $  2.750  $  2.396  $  2.021  $ 1.817  $ 1.417  $ 1.483  $ 1.391  $ 1.308
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    1,263     1,291     1,193      923      693      498      317      187
 HARTFORD INTERNATIONAL OPPORTUNITIES HLS
   SUB-ACCOUNT
 (INCEPTION DATE JULY 2, 1990)
 Accumulation Unit value at beginning of
  period................................. $  1.469  $  1.483  $  1.329  $ 1.181  $ 1.220  $ 0.924  $ 0.979  $ 0.877
 Accumulation Unit value at end of
  period................................. $  1.641  $  1.469  $  1.483  $ 1.329  $ 1.181  $ 1.220  $ 0.924  $ 0.979
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    4,166     5,864     5,996    4,520    3,640    1,495      553      220
 HARTFORD DIVIDEND AND GROWTH HLS
   SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.933  $  1.490  $  1.223  $ 1.000       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  2.222  $  1.993  $  1.490  $ 1.223       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    8,150     6,877     3,874      558       --       --       --       --


                                           1990     1989
                                          -------  -------
 HARTFORD MORTGAGE SECURITIES HLS
   SUB-ACCOUNT
 (INCEPTION DATE JANUARY 15, 1985)
 Accumulation Unit value at beginning of
  period................................. $ 1.571  $ 1.406
 Accumulation Unit value at end of
  period................................. $ 1.702  $ 1.571
 Number of Accumulation Units outstanding
  at end of period (in thousands)........     582      845
 HARTFORD INDEX HLS SUB-ACCOUNT
 (INCEPTION DATE JUNE 3, 1987)
 Accumulation Unit value at beginning of
  period................................. $ 1.255  $ 0.975
 Accumulation Unit value at end of
  period................................. $ 1.190  $ 1.255
 Number of Accumulation Units outstanding
  at end of period (in thousands)........     595      275
 CALVERT SOCIAL BALANCED PORTFOLIO
   SUB-ACCOUNT
 (INCEPTION DATE JANUARY 25, 1989)
 Accumulation Unit value at beginning of
  period................................. $ 1.106  $ 1.000
 Accumulation Unit value at end of
  period................................. $ 1.138  $ 1.106
 Number of Accumulation Units outstanding
  at end of period (in thousands)........      94       18
 HARTFORD INTERNATIONAL OPPORTUNITIES HLS
   SUB-ACCOUNT
 (INCEPTION DATE JULY 2, 1990)
 Accumulation Unit value at beginning of
  period................................. $ 1.000       --
 Accumulation Unit value at end of
  period................................. $ 0.877       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........      52       --
 HARTFORD DIVIDEND AND GROWTH HLS
   SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........      --       --

                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
                                            1998      1997      1996     1995     1994     1993     1992     1991
                                          --------  --------  --------  -------  -------  -------  -------  -------
 AMERICAN CENTURY VP CAPITAL APPRECIATION
   SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  0.976  $  1.021  $  1.081  $ 1.000       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  0.943  $  0.976  $  1.021  $ 1.081       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    1,239     1,520     1,108      634       --       --       --       --
 FIDELITY VIP OVERSEAS SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.269  $  1.152  $  1.030  $ 1.000       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  1.414  $  1.269  $  1.152  $ 1.030       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    1,755     1,563       921      181       --       --       --       --
 FIDELITY VIP II ASSET MANAGER
   SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.466  $  1.230  $  1.087  $ 1.000       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  1.665  $  1.466  $  1.230  $ 1.087       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    2,834     2,172     1,491      312       --       --       --       --
 FIDELITY VIP II CONTRAFUND SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.613  $  1.316  $  1.099  $ 1.000       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  2.071  $  1.613  $  1.316  $ 1.099       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........      863     7,407     5,069    1,808       --       --       --       --
 FIDELITY VIP GROWTH SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period................................. $  1.482  $  1.215  $  1.073  $ 1.000       --       --       --       --
 Accumulation Unit value at end of
  period................................. $  2.042  $  1.482  $  1.215  $ 1.073       --       --       --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........    8,892     7,393     5,773    2,055       --       --       --       --


                                           1990     1989
                                          -------  -------
 AMERICAN CENTURY VP CAPITAL APPRECIATION
   SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........      --       --
 FIDELITY VIP OVERSEAS SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........      --       --
 FIDELITY VIP II ASSET MANAGER
   SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........      --       --
 FIDELITY VIP II CONTRAFUND SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........      --       --
 FIDELITY VIP GROWTH SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1995)
 Accumulation Unit value at beginning of
  period.................................      --       --
 Accumulation Unit value at end of
  period.................................      --       --
 Number of Accumulation Units outstanding
  at end of period (in thousands)........      --       --

                        PERFORMANCE RELATED INFORMATION

    DC-II Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    Hartford Advisers HLS, Hartford Bond HLS, Calvert Social Balanced, Hartford Capital Appreciation HLS, Hartford Dividend and Growth HLS, Hartford Index HLS, Hartford International Opportunities HLS, Hartford Money Market HLS, Hartford Mortgage Securities HLS, Hartford Stock HLS, American Century VP Capital Appreciation, Fidelity VIP II Asset Manager, Fidelity VIP Growth, Fidelity VIP II Contrafund, and Fidelity VIP Overseas Sub-Accounts may include total return in advertisements or other sales material.


    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures are net of all total fund operating expenses, the contingent deferred sales charge, the highest charge for mortality, expense risk, administrative undertakings and the highest
Annual Maintenance Fee.


    The Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return figures are net of total fund operating expenses, the actual charge for mortality, expense risk, and administrative undertakings and do not take into account contingent deferred sales charges and the Annual Maintenance Fee. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized total returns.



    Hartford Bond HLS and Hartford Mortgage Securities HLS Sub-Accounts may advertise YIELD IN ADDITION TO TOTAL RETURN. The yield will be computed in the following manner: The net investment income per unit earned during a recent 30 day period is divided by the unit value on the last day of the period. This figure reflects the recurring charges on the Separate Account level including the charge for mortality, expense risk, administrative undertakings and the Annual Maintenance Fee.



    Hartford Money Market HLS Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level including the charge for mortality, expense risk, administrative undertakings and the Annual Maintenance Fee.


    The Separate Account may also disclose yield for periods prior to the date the Separate Account commenced operations. For periods prior to the date the Separate Account commenced operations, performance information for the Sub-Accounts will be calculated based on the performance of the underlying Funds and the assumption that the Separate Account was in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-Accounts. No yield disclosure for periods prior to the date of the Separate Account will be used without the yield disclosure for periods as of the inception of the Separate Account.

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                        HARTFORD LIFE INSURANCE COMPANY

    Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 06144-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                                       EFFECTIVE DATE OF
RATING AGENCY                               RATING              RATING           BASIS OF RATING
----------------------------------  -----------------------  ------------  ----------------------------
A.M. Best and Company, Inc.                    1/1/99                 A+   Financial performance
Standard & Poor's                              6/1/98                AA    Insurer financial strength
Duff & Phelps                                12/21/98                AA+   Claims paying ability

                              THE SEPARATE ACCOUNT

    The Separate Account ("DC-II") is where we set aside and invest assets of some of our annuity contracts, including this Contract. The assets of DC-II were transferred from Hartford Variable Annuity Life Insurance Company Separate Account DC-II on December 31, 1987.

    The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. The Separate Account holds only assets for variable annuity contracts. The Separate Account:

    - Holds assets for the benefit of Participants and Contract Owners, and the persons entitled to the payments described in the Contract.

    - Is not subject to the liabilities arising out of any other business Hartford may conduct.

    - Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

    - May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.

    - Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

    WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF THE SEPARATE ACCOUNT. THERE IS NO ASSURANCE THAT THE VALUE OF YOUR PARTICIPANT ACCOUNT WILL EQUAL THE TOTAL OF THE CONTRIBUTIONS MADE TO YOUR PARTICIPANT ACCOUNT.

                                   THE FUNDS

    We sponsor and administer each Hartford HLS Fund. They are incorporated under the laws of the State of Maryland. They are each registered with the Securities and Exchange Commission as an open-end management investment company. The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Contract.

    HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each Hartford HLS Fund. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company, Inc. ("HIMCO"), serve as sub-investment advisors and provide day to day investment services.

    Calvert Asset Management Company, Inc. serves as investment advisor and manages the fixed-income portion of the Calvert Social Balanced Portfolio. The sub-advisor to the Portfolio is NCM Capital Management Group, Inc. ("NCM"). NCM manages the equity portion of the Portfolio.

    American Century Investment Management, Inc. ("ACIM") serves as the investment advisor to the American Century VP Funds. ACIM has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.

    Fidelity Management & Research Company ("FMR") serves as investment adviser to the Fidelity Funds. FMR is one of America's largest investment management organizations. Fidelity Investments is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. Various Fidelity companies may perform certain activities for Variable Insurance Products Fund and Variable Insurance Products Fund II.

    We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Fund's expenses are more fully described in the accompanying Fund's prospectuses and Statements of Additional Information, which may be ordered from us. The Fund's prospectuses should be read in conjunction with this Prospectus before investing.

    THESE FUNDS MAY NOT BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

    The investment goals of each of the Funds are as follows:

                               HARTFORD HLS FUNDS

  HARTFORD ADVISERS HLS FUND

    Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.

  HARTFORD BOND HLS FUND

    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for each of the Hartford HLS Funds entitled "Hartford Bond HLS Fund, Inc. -- Investment Policies." Sub-advised by HIMCO.

  HARTFORD CAPITAL APPRECIATION HLS FUND

    Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

  HARTFORD DIVIDEND AND GROWTH HLS FUND

    Seeks a high level of current income consistent with growth of capital by investing primarily in divided paying equity securities. Sub-advised by Wellington Management.

  HARTFORD INDEX HLS FUND

    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.

* "STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY AND AFFILIATES. HARTFORD INDEX HLS FUND, INC. ("INDEX FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

  HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

    Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies. Sub-advised by Wellington Management.

  HARTFORD MORTGAGE SECURITIES HLS FUND

    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association. Sub-advised by HIMCO.

  HARTFORD STOCK HLS FUND

    Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.

  HARTFORD MONEY MARKET HLS FUND

    Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

                                  CALVERT FUND

  CALVERT SOCIAL BALANCED PORTFOLIO

    Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

                           AMERICAN CENTURY VP FUND



  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AMERICAN CENTURY VP CAPITAL APPRECIATION

    Seeks capital growth over time by investing primarily in common stocks that are considered by management to have better than average prospects for appreciation.

                                 FIDELITY FUNDS

  FIDELITY VIP II ASSET MANAGER PORTFOLIO

    Seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term money market instruments.

  FIDELITY VIP GROWTH PORTFOLIO

    Seeks capital appreciation primarily through purchase of common stocks.

  FIDELITY VIP II CONTRAFUND PORTFOLIO

    Seeks long term capital appreciation through purchase of equity securities of domestic or foreign companies whose value FMR believes is not fully recognized by the public.

  FIDELITY VIP OVERSEAS PORTFOLIO

    Seeks long term capital appreciation by investing primarily in foreign securities of issuers whose principal business activities are outside of the United States.

                                   ALL FUNDS


    Hartford Advisers HLS Sub-Account was not available under Contracts issued prior to May 2, 1983. Hartford Capital Appreciation HLS Sub-Account was not available under Contracts issued prior to May 1, 1984. Hartford Mortgage Securities HLS Sub-Account was not available under Contracts issued prior to January 15, 1985. Hartford Index HLS Sub-Account was not available under Contracts issued prior to May 1, 1987. Hartford Dividend and Growth HLS Sub-Account was not available under Contracts issued prior to May 1, 1995. Funds not available prior to the issue date of a Contract may be requested in writing by the Contract Owner.


    MIXED AND SHARED FUNDING: Shares of the Funds are sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.

    VOTING RIGHTS: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

    - Notify the Contract Owner of any Fund shareholders' meeting if the shares held for the Contract may be voted;

    - Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;

    - arrange for the handling and tallying of proxies received from Contract Owners;

    - Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and

    - Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.

    During the Annuity Period under a Contract, the number of votes will decrease as the assets held to fund the Annuity benefits will decrease.

    SUBSTITUTION, ADDITION OR DELETION OF FUNDS, SEPARATE ACCOUNTS AND/OR SUB-ACCOUNTS: We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.

    We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.

                             GENERAL ACCOUNT OPTION

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE PORTION OF THE CONTRACT RELATING TO THE GENERAL ACCOUNT OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE GENERAL ACCOUNT OPTION IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). NEITHER THE GENERAL ACCOUNT OPTION NOR ANY INTEREST IN THE GENERAL ACCOUNT OPTION IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE GENERAL ACCOUNT OPTION.

    The General Account option is part of our General Account that includes our company assets.

    DECLARED RATE OF INTEREST -- We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.

    GUARANTEED RATE OF INTEREST -- We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.

    DISTRIBUTIONS AND TRANSFERS -- We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.

                                CONTRACT CHARGES

    SALES CHARGE: The purpose of the Sales Charge is to cover expenses relating to the sale and distribution of the Contracts, including:

    - the cost of preparing sales literature,

    - commissions and other compensation paid to distributing organizations and their sales personnel, and

    - other distribution related activities.

    If the Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

    There is no deduction for Sales Charge at the time Contributions are made to the Contract. The Sales Charge is deducted from Surrenders of or from the Contract. The amount of the Sales Charge depends on the number of Participant's Contract Years completed with respect to a Participant's Account before the Surrender. It is a percentage of the amount Surrendered.

PARTICIPANT'S CONTRACT YEARS                                                                                 SALES CHARGE
---------------------------------------------------------------------------------------------------------  -----------------
During the First through the Fifth Year..................................................................             5%
During the Sixth Year....................................................................................             4%
During the Seventh Year..................................................................................             3%
During the Eighth Year...................................................................................             2%
During the Ninth Year....................................................................................             1%
Tenth Year and thereafter................................................................................             0%

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts"). The Sales Charge will never exceed 8.5% of aggregate Contributions to a Participant's Account.

    When you request a full Surrender, the Sales Charge is deducted from the amount Surrendered and the balance is paid to you.

 - Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Sales Charge).

    If you request a partial Surrender and ask for a specific dollar amount, the Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.

 - Example: You ask for $1,000 when the applicable Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.

    ANNUAL MAINTENANCE FEE: We deduct an Annual Maintenance Fee from the value of each Participant Account under a Contract. The maximum Annual Maintenance Fee is $30 per year, but such fee may be reduced or waived (see "Experience Rating under the Contracts").

    We deduct the Annual Maintenance Fee on the last business day of each Participant's Contract Year. However, if you Surrender the value of your Participant Account in full at any time before the last business day of your Participant's Contract Year, we will deduct the Annual Maintenance Fee from the proceeds of such surrender. We do not deduct the Annual Maintenance Fee during the Annuity Period under a Contract. We deduct the Annual Maintenance Fee on a pro rata basis from the value of the Sub-Accounts chosen with respect to a Participant Account.

IS THERE EVER A TIME WHEN THE SALES CHARGE OR ANNUAL MAINTENANCE FEE DO NOT
APPLY?

    We do not deduct the Sales Charge and Annual Maintenance Fee from a Surrender from Participant's Account under a Contract in the event of the
Participant's:

    - death,

    - disability, within the meaning of Code section 72(m)(7) (provided that any such disability would entitle the Participant to receive social security disability benefits),

    - confinement in a nursing home, provided the Participant is confined immediately following at least 90 days of continuous confinement in a hospital or long term care facility,

    - separation from service with the Employer on or after the Participant Contract Year 5 for Participants age 59 1/2 or older,

    - financial hardship (e.g., an immediate and heavy financial need of the Participant other than purchase of a principal residence or payment for post-secondary education), or

    - in the event that a Participant Account is paid out under one of the available Annuity payment options under the Contracts or under the Systematic Withdrawal Option (except that a Surrender out of Annuity payment option 5 is subject to Sales Charges, if applicable).

    Some of the foregoing events may not apply to Participants under an Individual Retirement Annuity.

    If you are otherwise eligible to make a withdrawal from your Participant Account under the terms of your Employer's plan, you can withdraw, on a non-cumulative basis, up to 10% of the value of your Participant Account, without application of a Sales Charge for each Participant Contract Year after the first Participant Contract Year. The minimum amount you can withdraw under this provision is $250.

    No deduction for the Sales Charge will apply to a transfer to a Related Participant Directed Account Option. A "Related Participant Directed Account Option" is a separate Participant directed investment account under a Code section 403(b)(7) custodian account that you identify and we accept for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract. The Related Participant Directed Account Option may not be available in all states.

    MORTALITY, EXPENSE RISK AND ADMINISTRATIVE CHARGE: Because we assume certain risks under the Contract, and we provide certain administrative services, we deduct a daily charge against all Contract values held in the Separate Account during the life of the Contract. This is the charge for mortality, expense risk and administrative undertakings. We deduct this charge at an annual rate of 1.25% from the average daily net assets of the Separate Account.

    Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) our actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) our actual expenses, including certain administrative expenses, if greater than the deductions provided for in the Contracts because of our expense and mortality undertakings.

    There are two types of mortality risks:

    - mortality risks during the Accumulation Period

    - mortality risks during the Annuity Period

    We take a mortality risk in the Accumulation Period because we assume the mortality risk for the death benefit in event of the death of an Annuitant before commencement of Annuity payments, in periods of declining value.

    We take a mortality risk during the Annuity Period because we agree to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuitant Mortality Table and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. We also assume the liability for payment of a minimum death benefit under the Contract. These mortality undertakings are based on our determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from our actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, we must provide amounts from our general funds to fulfill our contractual obligations. We will bear the loss in such a situation.

    The administrative undertaking provided by Hartford assures the Contract Owner that administration will be provided throughout the entire life of the Contract.

    We may reduce the rate charged for the mortality, expense risk and administrative undertakings under the Contracts (see "Experience Rating under the Contracts"). The rate charged for the mortality, expense risk, and administrative undertakings may be periodically increased but will not exceed 2.00% per year, provided, however, that no such increase will occur unless the Commission first approves such increase.

    PREMIUM TAXES: We deduct a charge for Premium Tax, if applicable, imposed by state or other governmental entity. Certain states and municipalities impose a Premium Tax, generally ranging up to 3.50%. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of annuitization. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.

    TRANSFER FEE: You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.

    EXPERIENCE RATING UNDER THE CONTRACTS: We may apply experience credits under a Contract based on investment, administrative, mortality or other factors, including, but not limited to (1) the total number of Participants, (2) the sum of all Participants' Account values, (3) the allocation of Contract values between the General Account and the Separate Account under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether we are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for mortality, expense risk and administrative undertakings, a reduction in the term or amount of any applicable Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee, a reduction in the amount of the Transfer Fee, or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as we deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Participants in Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at our sole discretion in the event of a change in applicable factors.

    NEGOTIATED CHARGES AND FEES: The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Hartford.

    CHARGES OF THE FUNDS: The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

    PLAN RELATED EXPENSES: We can agree with the Contract Owner to be directed to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include such amounts as an adjustment to the charge for administrative undertakings for the Separate Account.

                                 THE CONTRACTS

    THE CONTRACTS OFFERED: The Contracts are group variable annuity contracts. We can offer the Contracts for use in connection with Tax Sheltered Annuity plans adopted under section 403(b) of the Code by public school systems, certain tax-exempt organizations described in section 501(c)(3) of the Code and including employee pension plans established for employees by a state, political subdivision of a state, or an agency or instrumentality of either a state or political subdivision of a state. We can also offer the Contracts in connection with Individual Retirement Annuity plans. We issue a Contract to an Employer or to a trustee or custodian of the Employer's plan to provide a Tax Sheltered Annuity or Individual Retirement Annuity plan for its employees.

    ASSIGNMENTS: The Contract and a Participant's interest in a Contract cannot be assigned, transferred or pledged.

    PRICING AND CREDITING OF CONTRIBUTIONS: We credit initial Contributions to your Participant Account within two business days after we receive your properly completed application and the initial Contribution at our Administrative Office.

    If your application or other necessary information is incomplete when received, your initial Contribution will be credited to your Participant Account not later than two business days after the application is made complete. However, if an incomplete application is not made complete within five business days of its initial receipt, the Contribution will be immediately returned unless we inform the Contract Owner of the delay and the Contract Owner tells us not to return it.

    Subsequent Contributions properly designated for your Participant Account are priced on the Valuation Day that we receive the Contribution at our Administrative Office.

    MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTION?

    Yes. There is no minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant Account under a Contract, unless the Employer's plan provides otherwise. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 10% among the several Sub-Accounts of the Separate Accounts. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.

    MAY I TRANSFER ASSETS BETWEEN SUB-ACCOUNTS?

    Yes, you can transfer the values of your Sub-Account allocations from one or more Sub-Accounts or the General Account option to one or more Sub-Accounts, the General Account option, or any combination thereof during the Accumulation Period. You can make these transfers and changes in allocations by:

   -  written request,

   -  by calling 1-800-771-3051, or

   - where available, electronically by Internet through our web site at http://retire@hartfordlife.com

Any transfers or changes will be effected as of the date we receive your request in good order at our Administrative Office.

    You can transfer your Participant Account values between or among the Sub-Accounts or General Account option up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.

    If available under your Employer's Plan, you may also transfer amounts to a Related Participant Directed Account Option. The Related Participant Directed Account Option may not be available in all states.

    Transfers of assets presently held in the General Account Option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.

    Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account Option, are prohibited.

    In addition, we reserve the right to limit the maximum amount transferred or distributed from the General Account option under a Participant Account to 20% of such portion of the Participant Account held in the General Account Option in any one Participant Contract Year.

    We, or our agents and affiliates will not be responsible for losses resulting from acting upon telephone or electronic requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The procedures we follow for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape-recorded. Transfer requests initiated electronically require a personal identification number.

    IT IS YOUR RESPONSIBILITY TO VERIFY THE ACCURACY OF ALL CONFIRMATIONS OF TRANSFERS AND TO PROMPTLY ADVISE US AT OUR ADMINISTRATIVE OFFICE OF ANY INACCURACIES WITHIN 30 DAYS OF THE DATE YOU RECEIVE YOUR CONFIRMATION.

    The right to reallocate Contract values is subject to modification by us if we determine, in our sole opinion, that the exercise of that right by one or more Participants or Contract Owners is, or would be, to the disadvantage of other Participants or Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Participant or Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts by you at any one time. SUCH RESTRICTIONS MAY BE APPLIED IN ANY MANNER REASONABLY DESIGNED TO PREVENT ANY USE OF THE TRANSFER RIGHT WHICH WE CONSIDER TO BE TO THE DISADVANTAGE OF OTHER CONTRACT OWNERS OR PARTICIPANTS.

    DOLLAR COST AVERAGING: If, during the Accumulation Period, the portion of your Contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Hartford Money Market Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Hartford Money Market Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at monthly, quarterly, semi-annual or annual intervals ("transfer intervals"). This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

    The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five (5) business days after we receive your initial election either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form that we provide or over our recorded telephone line. You may specify a maximum of five (5) Sub-Accounts. If, on any transfer date, your General Account value or the value of your Accumulation Units under the Hartford Money Market Sub-Account, as applicable, is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by sending us a written notice at our Administrative Office or by calling one of our representatives at 1-800-771-3051 and giving us notice on our recorded telephone line.

    MAY I REQUEST A LOAN FROM MY PARTICIPANT ACCOUNT?

    During the Accumulation Period, a Participant under a Tax Sheltered Annuity plan may request a loan from his or her Participant Account, subject to a single $25 non-refundable loan processing fee (except as otherwise required by statute). The loan proceeds and the loan processing fee will be deducted from the General Account on the date that the loan proceeds are disbursed. Loans from a Participant's Account may not be available in all states or may be subject to restrictions. Loans are not available to Participants under an Individual Retirement Annuity plan.

    The amount of a loan, when added together with any other loan or loans of the Participant from all of their section 401(a) or 403(b) plans, may not exceed the lesser of (a) 50% of the value of the Participant's Account, or (b) $50,000, reduced by the highest outstanding balance of any loan to such Participant during the 12-month period ending on the day before the loan is made. Your Employer's plan may further restrict the amount of your Participant Account available for a loan. The minimum loan amount is $1,000.

    At the beginning of each calendar quarter, we will determine the interest rate to be charged on all loans issued during such quarter. The interest rate shall reflect current market interest rates. Loan repayments will be credited to the General Account option under your Participant Account. Upon receipt of each repayment, we will deduct and retain from your repayment a charge equal to an effective annual interest charge of 2% of the outstanding loan balance. Periodic loan repayments shall be due and payable pursuant to the terms of the loan agreement entered into at the time you take a loan.

    Prepayment of the outstanding loan balance is prohibited during the first 12 months following disbursement of the loan proceeds, except upon termination of employment. Thereafter, a Participant may prepay the full amount of the outstanding principal balance on the loan and any unpaid interest accrued as of the date of the payment made by the Participant. Participants may select a repayment term of one to five years (in 12-month increments) from the last business day of the first month in which the loan amount is distributed. Loan balances which remain unpaid after a specified period will be treated as a distribution from the Participant's Account which is subject to taxation (see "Federal Tax Considerations").

    Loans will have a permanent effect on the Participant's Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant's Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.

    HOW DO I KNOW WHAT MY PARTICIPANT ACCOUNT IS WORTH?

    Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.

    There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

    Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an annuity payout from your Participant Account.

    To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day.

    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account is calculated by dividing (a) by (b) and subtracting (c) where:

(a) is the net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day.

(b) is the net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.

(c) is the daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period, and any other applicable charge.

    We will send you a statement in each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-800-771-3051 to obtain your Participant Account value.

    HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying prospectus of each Fund.

                                 DEATH BENEFITS

    DETERMINATION OF THE BENEFICIARY -- The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant's estate is the Beneficiary.

DEATH BEFORE THE ANNUITY COMMENCEMENT DATE:

    - DEATH PRIOR TO AGE 65: If the Participant dies before the Annuity Commencement Date or the Participant's attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding loan indebtedness. The value of a Participant's Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.

    - DEATH ON OR AFTER AGE 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant's 65th birthday, the Beneficiary will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the Date we receive Due Proof of Death at our Administrative Offices.

    CALCULATION OF THE DEATH BENEFIT -- If the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death. THE DEATH BENEFIT REMAINS INVESTED IN THE SEPARATE ACCOUNT AND/OR GENERAL ACCOUNT OPTION ACCORDING TO YOUR LAST INSTRUCTIONS UNTIL THE PROCEEDS ARE PAID OR WE RECEIVED NEW SETTLEMENT INSTRUCTIONS FROM THE BENEFICIARY. DURING THE TIME PERIOD BETWEEN OUR RECEIPT OF DUE PROOF OF DEATH AND OUR RECEIPT OF THE COMPLETED SETTLEMENT INSTRUCTIONS, THE CALCULATED DEATH BENEFIT WILL BE SUBJECT TO MARKET FLUCTUATIONS. UPON RECEIPT OF COMPLETE SETTLEMENT INSTRUCTIONS, WE WILL CALCULATE THE PAYABLE AMOUNT.

    If the payable amount is taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.

    You may apply the death benefit payment to any one of the Annuity payment options under DC-II (see "Annuity payment options") instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payment option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payments will become operative unless the initial Annuity payment is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payments are determined and in which they may vary from month to month are the same as applicable to a Participant's Account after retirement (see "How are Contributions made to establish my Annuity Account?").

    DEATH ON OR AFTER THE ANNUITY COMMENCEMENT DATE: If the Annuitant dies on or after the Annuity Commencement Date, we will make the payments described below to the Beneficiary under the following Annuity payment options, subject to the specific terms of those Annuity payment options:

x  Life Annuity (Option 1)

x  Life Annuity with 120, 180 or 240 Monthly Payments Certain (Option 2)

x  Unit Refund Life Annuity (Option 3)
x  Joint and Last Survivor Life Annuity (Option 4)

x  Payments for a Designated Period (Option 5)

                             SETTLEMENT PROVISIONS

    IMPORTANT TAX INFORMATION: THERE ARE CERTAIN RESTRICTIONS ON SECTION 403(B) TAX-SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(B) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS A) ATTAINED AGE
59 1/2, B) SEPARATED FROM SERVICE, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED FOR HARDSHIPS PRIOR TO AGE 59 1/2). DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%. WE WILL NOT ASSUME ANY RESPONSIBILITY FOR DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 CONTRACT VALUES. ANY FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX-QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH A TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS.")

    After termination of Contributions on behalf of a Participant prior to the selected Annuity Commencement Date for that Participant, you will have the following options:

    1. CONTINUE THE PARTICIPANT'S ACCOUNT UNDER THE CONTRACT. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payment option. (See "Annuity payment options.") At any time in the interim, a Participant may surrender his or her Participant Account for a lump sum cash settlement in accordance with 3. below.

    2. TO PROVIDE ANNUITY PAYMENTS IMMEDIATELY. The values in a Participant's Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payments, or a combination thereof, commencing immediately, under the selected Annuity payment option under the Contract. (See "Annuity payment options.")

    3. TO SURRENDER THE PARTICIPANT'S ACCOUNT IN A SINGLE SUM. The amount received will be the value next computed after we receive a written surrender request for complete surrender at our Administrative Offices, less any applicable Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after we receive the written request.

    4. TO REQUEST A PARTIAL SURRENDER OF THE PARTICIPANT'S ACCOUNT. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), we will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (see "Contract Charges").

    5. TO BEGIN MAKING MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL WITHDRAWALS WHILE ALLOWING YOUR PARTICIPANT ACCOUNT TO REMAIN IN THE ACCUMULATION PERIOD. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to certain restrictions (see "The Contracts"). For a more complete description of the restrictions and limitations of this Option, see "Systematic Withdrawal Option."

    CAN PAYMENT OF THE SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN-DAY PERIOD?

    Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (b) the Securities and Exchange Commission permits postponement and so orders; or (c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    MAY I SURRENDER ONCE ANNUITY PAYMENTS HAVE STARTED?

    Except with respect to Annuity payment option 5 (on a variable basis), once Annuity payments have commenced for an Annuitant, no Surrender of the Annuity benefit can be made for the purpose of receiving a partial withdrawal or a lump sum settlement. Any Surrender out of Annuity payment option 5 will be subject to applicable Sales Charges.

    HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND ANNUITY PAYMENT OPTION?

    A Participant selects an Annuity Commencement Date (usually between the Participant's 50th birthday and the date on which the Participant attains age 70 1/2) and an Annuity payment option. The Annuity Commencement Date may be the first day of any month before or including the month of a Participant's 75th birthday, or an earlier date if prescribed by applicable law.

    The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. Annuity payments will normally be made on the first business day of each month or another mutually agreed upon business day.

    The Contract contains five Annuity payment options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, we reserve the right to begin Annuity payments at age 65 under Option 2 with 120 monthly payments certain. However, we will not assume responsibility in determining or monitoring any required minimum distributions. (See "Federal Tax Consequences.")

    WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT FOR AN ANNUITY PAYMENT?

    The minimum Annuity payment is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payments are or become less than $20, we have the right to change the frequency of payment to intervals that will result in payments of at least $20.

    HOW ARE CONTRIBUTIONS MADE TO ESTABLISH AN ANNUITY ACCOUNT?

    During the Annuity Period, Contract values are applied to establish Annuitant's Accounts under the Contracts to provide Fixed or Variable Annuity payments.

    CAN A CONTRACT BE SUSPENDED BY A CONTRACT OWNER?

    A Contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A Contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a Contract. (See "Can a Contract be modified?") In this context, such modifications would have become effective on or before that anniversary.

    Upon suspension, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant's Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payments. The suspension of a Contract will not preclude a Contract Owner form applying existing Participant's Accounts to the purchase of Fixed or Variable Annuity benefits.

ANNUITY PAYMENT OPTIONS:

    OPTION 1: LIFE ANNUITY where we make monthly Annuity payments for as long as the Annuitant lives.

 - Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    OPTION 3: UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

                        total amount applied under the option
 (a)  =                    at the Annuity Commencement Date
         --------------------------------------------------------------------
                 Annuity Unit value at the Annuity Commencement Date

         number of Annuity Units represented            number of monthly
 (b)  =  by each monthly Annuity payment made      X    Annuity payments made

    The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date we receive Due Proof of Death.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.

 - When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, or 100%) of the monthly Annuity payment will continue to be paid to the survivor.

 - Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, any then remaining balance of proceeds will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

 - Option 5 does not involve life contingencies and does not provide any mortality guarantee.

    Surrenders are subject to the limitations set forth in the Contract and any applicable Sales Charges. (See "Contract Charges.")

    UNDER ANY OF THE ANNUITY PAYMENT OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED AFTER ANNUITY PAYMENTS COMMENCE.

    OPTIONS 2 AND 5 ARE AVAILABLE ONLY IF THE GUARANTEED ANNUITY PAYMENT PERIOD IS LESS THAN THE LIFE EXPECTANCY OF THE ANNUITANT AT THE TIME THE OPTION BECOMES EFFECTIVE. SUCH LIFE EXPECTANCY SHALL BE COMPUTED ON THE BASIS OF THE MORTALITY TABLE PRESCRIBED BY THE IRS OR, IF NONE IS PRESCRIBED, THE MORTALITY TABLE THEN IN USE BY US.

    WE MAY OFFER OTHER ANNUITY PAYMENT OPTIONS FROM TIME TO TIME.

SYSTEMATIC WITHDRAWAL OPTION

    If permitted by IRS regulations and the terms of the Employer's plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer and who have a minimum Individual Account balance of $10,000 at the time they elect the Systematic Withdrawal Option ("SWO"). The maximum payment amount is 1.5% monthly, 4.5% quarterly, 9.0% semi-annually or 18.0% annually of the value of the Participant's Account at the time the SWO is elected. Payments are limited to 18.0% of the Participant's Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1/2, an IRS tax penalty may apply. Any Sales Charge otherwise applicable is waived on SWO payments.

    Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant's Account is depleted). The duration of payments may not extend beyond the Participant's life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.

    A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the contingent deferred sales charge that was previously waived, if any, will be deducted from the Participant's Account upon withdrawal. SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant's Account is allocated.

    We are not responsible for determining a withdrawal amount that satisfies the minimum distribution requirements under the Code. Participants may be required to change their SWO payment amount to comply with the minimum distribution requirements. Participants should consult a tax adviser to determine whether the amount of their SWO payments meets IRS minimum distribution requirements. For a discussion of the minimum distribution requirements applicable to Participants over age 70 1/2 see, "Federal Tax Considerations."

    The SWO may only be elected pursuant to an election on a form provided by us. Election of the SWO does not affect Participants' other rights under the Contracts.

    HOW ARE VARIABLE ANNUITY PAYMENTS DETERMINED?

    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see "How is the Accumulation Unit value determined?") for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.

    The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payment is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

    The first monthly payment varies according to the Annuity payment option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate ("A.I.R.") of 4.00% per annum. The total first monthly Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.

    Level Annuity payments would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.

    The amount of the first monthly Annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    The Annuity payments will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payment.

    Here is an example of how a Variable Annuity is determined:

                       ILLUSTRATION OF ANNUITY PAYMENTS:
            (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

  A. Net amount applied........................................  $ 139,782.50
  B. Initial monthly income per $1,000 of payment applied......          6.13
  C. Initial monthly payment (A X B  DIVIDED BY 1,000).........  $     856.87
  D. Annuity Unit Value........................................         3.125
  E. Number of monthly annuity units (C  DIVIDED BY D).........       274.198
  F. Assume annuity unit value for second month equal to.......         2.897
  G. Second monthly payment (F X E)............................  $     794.35
  H. Assume annuity unit value for third month equal to........         3.415
  I. Third month payment (H X E)...............................  $     936.39

    The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

                           FEDERAL TAX CONSIDERATIONS

    WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

A. GENERAL

    Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

    Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B. HARTFORD AND DC-II

    DC-II is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Code. Accordingly, DC-II will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and any realized capital gains on the assets of DC-II are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. (See "How is the Accumulation Unit value determined?") As a result, such investment income and realized capital gains are automatically applied to increase reserves under the contract.

    No taxes are due on interest, dividends and short-term or long-term capital gains earned by DC-II with respect to qualified or non-qualified contracts.

C. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

    This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

    The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

    Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

    We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

  1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS

    Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions." Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

  2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b)

    Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of the employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

    Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

    - after the participating employee attains age 59 1/2;

    - upon separation from service;

    - upon death or disability; or

    - in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

    Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

  3. DEFERRED COMPENSATION PLANS UNDER SECTION 457

    A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.

    Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation (typically 25% of gross compensation) or, for 1999, $8,000 (indexed), whichever is less. The plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age.

    All of the assets and income of an eligible Deferred Compensation Plan established by a governmental employer after August 20, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Eligible Deferred Compensation Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

    In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

    - attains age 70 1/2,

    - separates from service,

    - dies, or

    - suffers an unforeseeable financial emergency as defined in the Code.

    Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

  4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408

    TRADITIONAL IRAS. Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA. Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be "rolled-over" to an IRA on a tax-deferred basis.

    SIMPLE IRAS. Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.

    ROTH IRAS. Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

  5. FEDERAL TAX PENALTIES AND WITHHOLDING

    Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

    (A) PENALTY TAX ON EARLY DISTRIBUTIONS

      Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distributions that is:

    - Made on or after the date on which the employee reaches age 59 1/2;

    - Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

    - Attributable to the employee's becoming disabled (as defined in the Code);

    - Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

    - Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

    - Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

      In addition, the 10% penalty tax does not apply to a distribution from an IRA that is:

    - Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

    - Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

    - A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

      If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

    (B) MINIMUM DISTRIBUTION PENALTY TAX

      If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

      An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

    - the calendar year in which the individual attains age 70 1/2; or

    - the calendar year in which the individual retires from service with the employer sponsoring the plan.

      The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

      The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

    - the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

    - over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

      Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

      If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

      If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

    (C) WITHHOLDING

      In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

      Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from such other tax-qualified retirement plans unless such distributions are:

    - the non-taxable portion of the distribution;

    - required minimum distributions; or

    - direct transfer distributions.

      Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

      Certain states require withholding of state taxes when federal income tax is withheld.

D. DIVERSIFICATION OF THE SEPARATE ACCOUNT

    The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

    The Treasury Department's diversification regulations require, among other things, that:

    - no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

    - no more than 70% is represented by any two investments,

    - no more than 80% is represented by any three investments and

    - no more than 90% is represented by any four investments.

    In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

E. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

    In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

    The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

    In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

    The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

    Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

F. CONTRACTS OWNED BY NON-NATURAL PERSONS

    Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

    - certain annuities held by structured settlement companies,

    - certain annuities held by an employer with respect to a terminated qualified retirement plan and

    - certain immediate annuities.

    A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

    If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

G. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

                                MORE INFORMATION

    CAN A CONTRACT BE MODIFIED?

    Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.

    On or after the fifth anniversary of any Contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the contingent deferred sales charges which are applicable at the time a Participant's Account is established under a Contract, will continue to be applicable.

    We reserve the right to modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

    CAN HARTFORD WAIVE ANY RIGHTS UNDER A CONTRACT?

    We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.

    HOW ARE THE CONTRACTS SOLD?

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Hartford. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as that of Hartford.

    The securities will be sold by salespersons of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives or Broker-Dealers who have entered into distribution agreements with HSD.

    HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.

    Commissions will be paid by Hartford and will not be more than 5.0% of Contributions and 0.25% annually on Participants' Account values. Sales compensation may be reduced. Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

    Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus. In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

    WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNT'S ASSETS?

    Hartford is the custodian of the Separate Account's assets.

    ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNT?

    There are no material legal proceedings pending to which the Separate Account is a party. Counsel with respect to Federal laws and regulations applicable to the issue and sale of the contracts and with respect to Connecticut law is Lynda Godkin, General Counsel, Hartford Life Insurance Company, P.O. Box 2999, Hartford, CT 06104-2999.

    ARE YOU RELYING ON ANY EXPERTS AS TO ANY PORTION OF THIS PROSPECTUS?

    The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

    HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling 1-800-771-3051 or your sales representative or by writing to:

    Hartford Life Insurance Company
    P.O. Box 1583
    Hartford, CT 06144-1583

You can also send us inquiries to us electronically by Internet through our web site at http://retire@hartfordlife.com.

                               TABLE OF CONTENTS
                                      FOR
                      STATEMENT OF ADDITIONAL INFORMATION

SECTION                                                       PAGE
------------------------------------------------------------  ----
DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY..............
SAFEKEEPING OF ASSETS.......................................
INDEPENDENT PUBLIC ACCOUNTANTS..............................
DISTRIBUTION OF CONTRACTS...................................
CALCULATION OF YIELD AND RETURN.............................
PERFORMANCE COMPARISONS.....................................
FINANCIAL STATEMENTS........................................

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(b)(11) ACKNOWLEDGMENT FORM

    The Hartford Variable Annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

       a. attained age 59 1/2

       b. separated from service

       c. died, or

       d. become disabled.

Distributions of post December 31, 1988 Contributions (excluding any income thereon) may also be made if you have experienced a financial hardship. Also there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service. Also, please be aware that your 403(b) plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

Please complete the following and return to:

    Hartford Life Insurance Company
    P.O. Box 1583
    Hartford, CT 06144-1583
Name of Contractholder/Participant _____________________________________________
Address ________________________________________________________________________
City or Plan/School District ___________________________________________________
Date ___________________________________________________________________________

    To obtain a Statement of Additional
Information, complete the form below and mail to:

    Hartford Life Insurance Company
    P.O. Box 1583
    Hartford, CT 06144-1583

    Please send a Statement of Additional
Information for Separate Account Two (Form
HV-2025-5) to me at the following address:
    _________________________________________
                       Name
     _________________________________________
                      Address
     _________________________________________
         City/State               Zip Code

                                        PART B

                        STATEMENT OF ADDITIONAL INFORMATION

                          HARTFORD LIFE INSURANCE COMPANY
                   SEPARATE ACCOUNT TWO (DC VARIABLE ACCOUNT II)


                     Group Variable Annuity Contracts Issued by
                          Hartford Life Insurance Company
                               With Respect to DC-II


This Statement of Additional Information is not a Prospectus. The information contained herein should be read in conjunction with the Prospectus.


To obtain a Prospectus, send a written request to Hartford Life Insurance Company, P.O. Box 1583, Hartford, CT 061144-1583.






Date of Prospectus:  May 1, 2000
Date of Statement of Additional Information:  May 1, 2000






33-59541
NV-2025

                                 TABLE OF CONTENTS


SECTION                                                                   PAGE
-------                                                                   ----

DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY. . . . . . . . . . . . . .

SAFEKEEPING OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . .

INDEPENDENT PUBLIC ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . .

DISTRIBUTION OF CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . .

CALCULATION OF YIELD AND RETURN . . . . . . . . . . . . . . . . . . . . .

PERFORMANCE COMPARISONS . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .

                   DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY


Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and
subsequently redomiciled to Connecticut.   Our offices are located in
Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.




                                 HARTFORD'S RATINGS

-------------------------------------------------------------------------------
                              Date of Rating
        Rating Agency            Effective    Rating     Basis of Rating
-------------------------------------------------------------------------------

 A.M. Best and Company, Inc.      1/1/99        A+   Financial performance
-------------------------------------------------------------------------------
 Standard & Poor's                6/1/98        AA   Insurer financial strength
-------------------------------------------------------------------------------
 Duff & Phelps                   12/21/98       AA+  Claims paying ability
-------------------------------------------------------------------------------



                               SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. These assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                           INDEPENDENT PUBLIC ACCOUNTANTS


The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                              DISTRIBUTION OF CONTRACTS


Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Hartford. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as Hartford.



The securities will be sold by salespersons of HSD who represent Hartford as insurance and Variable Annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Compensation will be paid by Hartford to registered representatives for the sale of Contracts up to a maximum of 5% on Contributions and .25% annually on Individual Participant's Account Values. Sales compensation may be reduced.



Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to and retained by HSD in its role as Principal Underwriter has been: 1998: $4,072,980; 1997: $3,657,643; and 1996:
$3,171,354. For the applicable time periods, HSD has retained none of these commissions.


The offering of the Separate Account contracts is continuous.


                          CALCULATION OF YIELD AND RETURN

YIELD OF HARTFORD MONEY MARKET HLS SUB-ACCOUNT. As summarized in the Prospectus under the heading "Performance Related Information," the yield of the Sub-Account for a seven day period (the "base period") will be computed by determining the "net change in value" of a hypothetical account having a balance of one unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued dividends as declared by the underlying funds, less expense and Contract charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:

                                                365/7
     Effective Yield = [(Base Period Return + 1)      ] - 1

HARTFORD MONEY MARKET HLS SUB-ACCOUNT'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE SUB-ACCOUNT. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.

The yield and effective yield for the seven day period ending December 31, 1998 is as follows:



DCII (1.25% mortality and expense risk charge)



--------------------------------------------------------------------------
SUB-ACCOUNT                           YIELD                EFFECTIVE YIELD
--------------------------------------------------------------------------
Hartford Money Market HLS*             3.52%                     3.59%
--------------------------------------------------------------------------



*Yield and effective yield for the seven-day period ending December 31, 1998



YIELDS OF HARTFORD BOND HLS AND HARTFORD MORTGAGE SECURITIES HLS SUB-ACCOUNTS. As summarized in the Prospectus under the heading "Performance Related Information," yields of the above Sub-Accounts will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the sub-account level for the respective period. The Sub-Accounts' yields will vary from time to time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Sub-Accounts' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.

THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.

Yield calculations of the Sub-Accounts used for illustration purposes reflect the interest earned by the Sub-Accounts, less applicable asset charges assessed against a Contract Owner's account over the base period. Yield quotations based on a 30 day period were computed by dividing the dividends and interests earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

Example:
                                                             6
Current Yield Formula for the Sub-Account  2[((A-B)/(CD) + 1)  - 1]


Where    A = Dividends and interest earned during the period.
         B = Expenses accrued for the period (net of reimbursements).
         C = The average daily number of units outstanding during the period that were entitled receive dividends.
         D = The maximum offering price per unit on the last day of the period.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

DCII (1.25% mortality and expense risk charge)



---------------------------------------------------------------
SUB-ACCOUNTS                            YIELD
---------------------------------------------------------------
Hartford Bond HLS**                                       4.61%
---------------------------------------------------------------
Hartford Mortgage Securities HLS**                        4.84%
---------------------------------------------------------------



**Yield quotation based on a 30-day period ended December 31, 1998


CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information", total return is a measure of the change in value of an investment in a Sub-Account over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Sub-Account has not been in existence for at least ten years.

For the fiscal year ended December 31, 1998, the standardized average annual total return quotations for the Sub-Accounts listed were as follows:



               STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED
                                  DECEMBER 31, 1998



DCII (1.25% mortality and expense risk charge)



------------------------------------------------------------------------------
SUB-ACCOUNT            INCEPTION   1 YEAR      5 YEAR    10-YEAR       SINCE
                          DATE                                       INCEPTION
------------------------------------------------------------------------------
Calvert Social
Balanced Portfolio       12/31/88   6.04%       9.32%     9.29%         N/A
------------------------------------------------------------------------------
Hartford Advisers HLS     3/31/88  14.01%      12.61%    11.55%         N/A
------------------------------------------------------------------------------
Hartford Bond HLS         3/31/88  -1.54%       1.89%     5.13%         N/A
------------------------------------------------------------------------------
Hartford Capital
Appreciation HLS          3/31/88   5.39%      12.96%    15.28%         N/A
------------------------------------------------------------------------------
Hartford Dividend and
Growth HLS                 3/8/94    6.22%       N/A       N/A         17.31%
------------------------------------------------------------------------------
Hartford Index HLS        3/31/88  17.63%      19.08%    15.20%         N/A
------------------------------------------------------------------------------
Hartford International
Opportunities HLS          7/2/90   3.16%       2.12%     N/A          2.84%
------------------------------------------------------------------------------
Hartford Money
Market HLS                3/31/88  -4.23%      -0.23%     1.46%         N/A
------------------------------------------------------------------------------
Hartford Mortgage
Securities HLS            3/31/88  -2.88%       1.60%     4.54%         N/A
------------------------------------------------------------------------------
Hartford Stock HLS        3/31/88  22.24%      18.58%    14.98%         N/A
------------------------------------------------------------------------------
American Century VP
Capital Appreciation      3/31/88 -11.20%      -1.95%     5.36%         N/A
------------------------------------------------------------------------------
Fidelity VIP II Asset
Manager                    9/6/89   4.94%       6.41%      N/A         9.18%
------------------------------------------------------------------------------
Fidelity VIP II
Contrafund                 1/3/95  18.95%       N/A        N/A        23.75%
------------------------------------------------------------------------------
Fidelity VIP Growth       3/31/88  27.87%      16.78%    16.04%         N/A
------------------------------------------------------------------------------
Fidelity VIP Overseas     3/31/88   2.78%       4.39%     6.34%         N/A
------------------------------------------------------------------------------



On March 31, 1988, DC Variable Account II was transferred to Separate Account Two and became a division thereof.

In addition to standardized total return, the Sub-Accounts may advertise non-standardized total return that pre-dates the inception date of the Separate Account. This non-standardized total return is calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed by the Sub-Accounts. Non-standardized total return figures are net of total fund operating expenses, the actual charge for mortality, expense risk, and administrative undertakings and do not take into account contingent deferred sales charges and the Annual Maintenance Fee. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.


For the fiscal year ended December 31, 1998, the non-standardized annualized total return for the Sub-Accounts listed below were as follows:



              NON-STANDARDIZED ANNUALIZED TOTAL RETURN THAT PRE-DATE THE
                INCEPTION DATE OF THE SEPARATE ACCOUNT FOR YEAR ENDED
                                  DECEMBER 31, 1998


DCII (l.25% mortality and expense risk charge) (1)


------------------------------------------------------------------------------
SUB-ACCOUNT            INCEPTION   1 YEAR      5 YEAR    10-YEAR       SINCE
                          DATE                                       INCEPTION
------------------------------------------------------------------------------
Calvert Social
Balanced Portfolio       12/31/88  14.78%      13.14%     11.48%        N/A
------------------------------------------------------------------------------
Hartford Advisers HLS     3/31/83  23.17%      16.29%     13.68%        N/A
------------------------------------------------------------------------------
Hartford Bond HLS         8/31/77   6.80%       5.92%      7.51%        N/A
------------------------------------------------------------------------------
Hartford Capital
Appreciation HLS           4/2/84  14.09%      16.47%     17.10%        N/A
------------------------------------------------------------------------------
Hartford Dividend and
Growth HLS                 3/8/94  14.97%       N/A        N/A        20.65%
------------------------------------------------------------------------------
Hartford Index HLS         5/1/87  26.98%      22.34%     17.17%        N/A
------------------------------------------------------------------------------
Hartford International
Opportunities HLS          7/2/90  11.75%       6.12%      N/A         6.00%
------------------------------------------------------------------------------
Hartford Money
Market HLS                6/30/80   3.96%       3.79%      4.21%        N/A
------------------------------------------------------------------------------
Hartford Mortgage
Securities HLS             1/1/85   5.39%       5.59%      6.93%        N/A
------------------------------------------------------------------------------
Hartford Stock HLS        8/31/77  31.83%      21.95%     17.02%        N/A
------------------------------------------------------------------------------
American Century VP
Capital Appreciation     11/20/87  -3.37%       1.96%      7.35%        N/A
------------------------------------------------------------------------------
Fidelity VIP II Asset
Manager                    9/6/89  13.62%      10.42%      N/A        11.57%
------------------------------------------------------------------------------
Fidelity VIP II
Contrafund                 1/3/95  28.37%       N/A        N/A        27.02%
------------------------------------------------------------------------------
Fidelity VIP Growth       10/9/86  37.76%      20.23%     17.93%        N/A
------------------------------------------------------------------------------
Fidelity VIP Overseas     1/28/87  11.35%       8.34%      8.71%        N/A
------------------------------------------------------------------------------


(1) Where the charge for mortality, expense risk and administrative undertakings is reduced for a Contract, the above charge will be replaced by the actual charge for that Contract.

                            PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders. Each Sub-Account may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. Each Sub-Account may from time to time include in advertisements its total return (and yield in the case of certain Sub-Accounts) the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services as having the same investment objectives.


The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-1943. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.


The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.


The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; +and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.


The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.


The Composite Index for Hartford Advisers HLS Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).


              [Financial Statements to be filed by Amendment]

                                    PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a) All financial statements are included in Part A and Part B of the Registration Statement.

     (b) (1) Resolution of the board of directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

     (2)  Not applicable.

     (3)  (a)  Principal Underwriting Agreement.(2)

     (3)  (b)  Form of Sales Agreement.(2)

     (4)  Form of Group Variable Annuity Contract.(1)

     (5)  Form of the Application.(1)

     (6)  (a)  Articles of Incorporation of Hartford.(3)

          (b)  Bylaws of Hartford.(1)

     (7)  Not applicable.

     (8)  Participation Agreement.(1)

     (9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary.

     (10) Consent of Arthur Andersen LLP, Independent Public Accountants, to be filed by amendment.

--------------------------------

(1) Incorporated by reference to Pre-Effective Amendment No. 2, to the Registration Statement File No. 33-59541, filed on December 29, 1995.

(2) Incorporated by reference to Post Effective Amendment No. 1, to the Registration Statement File No. 33-59541, dated May 1, 1996.

(3) Incorporated by reference to Post Effective Amendment No. 2, to the Registration Statement File No. 33-59541, filed on April 17, 1997.

     (11) No financial statements are omitted.

     (12) Not applicable.

     (13) Not applicable.

     (14) Not applicable.

     (15) Copy of Power of Attorney.

     (16) Organizational Chart.

Item 25.  Directors and Officers of the Depositor

-----------------------------------------------------------------------------------------------
NAME                    POSITION WITH HARTFORD
-----------------------------------------------------------------------------------------------
David A. Carlson        Vice President
-----------------------------------------------------------------------------------------------
Peter W. Cummins        Senior Vice President
-----------------------------------------------------------------------------------------------
Bruce W. Ferris         Vice President
-----------------------------------------------------------------------------------------------
Timothy M. Fitch        Vice President
-----------------------------------------------------------------------------------------------
Mary Jane B. Fortin     Vice President & Chief Accounting Officer
-----------------------------------------------------------------------------------------------
David T. Foy            Senior Vice President, Chief Financial Officer & Treasurer, Director*
-----------------------------------------------------------------------------------------------
Lynda Godkin            Senior Vice President, General Counsel and
                        Corporate Secretary, Director*
-----------------------------------------------------------------------------------------------
Lois W. Grady           Senior Vice President
-----------------------------------------------------------------------------------------------
Stephen T. Joyce        Senior Vice President
-----------------------------------------------------------------------------------------------
Michael D. Keeler       Vice President
-----------------------------------------------------------------------------------------------
Robert A. Kerzner       Senior Vice President
-----------------------------------------------------------------------------------------------
Thomas M. Marra         Executive Vice President, Director*
-----------------------------------------------------------------------------------------------
Craig R. Raymond        Senior Vice President and Chief Actuary
-----------------------------------------------------------------------------------------------
Donald A. Salama        Vice President
-----------------------------------------------------------------------------------------------
Lowndes A. Smith        President and Chief Executive Officer, Director*
-----------------------------------------------------------------------------------------------
David M. Znamierowski   Senior Vice President and Chief Investment Officer, Director*
-----------------------------------------------------------------------------------------------

Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

          See Exhibit 16.

Item 27.  Number of Contract Owners

          As of December 31, 1999, there were 243,523 Contract Owners.

Item 28.  Indemnification

          Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

          The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employee or agent for liability incurred and for any expenses to which they become subject by reason of being or having been an employee or officer of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.

          The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.

          Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify only director that was successful on the merits in a suit, under Article VIII, Section 1 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant for (1) any claims and liabilities to which they become subject by reason of being or having been a directors or officers of the company and legal and (2) other expenses incurred in defending against such claims, in each case, to the extent such is consistent with statutory provisions.

          Additionally, the directors and officers of Hartford and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

     (a) HSD acts as principal underwriter for the following investment companies:

          Hartford Life Insurance Company - Separate Account One
          Hartford Life Insurance Company - Separate Account Two
          Hartford Life Insurance Company - Separate Account DC Variable
             Account I

          Hartford Life Insurance Company - Putnam Capital Manager Trust Separate Account
          Hartford Life Insurance Company - Separate Account Three
          Hartford Life Insurance Company - Separate Account Five
          Hartford Life Insurance Company - Separate Account Seven
          Hartford Life and Annuity Insurance Company - Separate Account One Hartford Life and Annuity Insurance Company - Putnam Capital Manager
             Trust  Separate Account Two
          Hartford Life and Annuity Insurance Company - Separate Account Three Hartford Life and Annuity Insurance Company - Separate Account Five Hartford Life and Annuity Insurance Company - Separate Account Six Hartford Life and Annuity Insurance Company - Separate Account Seven American Maturity Life Insurance - Separate Account AMLVA
          Servus Life Insurance Company - Separate Account One
          Servus Life Insurance Company - Separate Account Two
          Hart Life Insurance Company - Separate Account One
          Hart Life Insurance Company - Separate Account Two

     (b)  Directors and Officers of HSD

          Name and Principal            Positions and Offices
           Business Address               With Underwriter
          ------------------            ---------------------
          David A. Carlson         Executive Vice President
          Peter W. Cummins         Senior Vice President
          David T. Foy             Treasurer
          Lynda Godkin             Senior Vice President, General Counsel and
                                   Corporate Secretary
          George R. Jay            Controller
          Robert A. Kerzner        Executive Vice President
          Thomas M. Marra          Executive Vice President, Director
          Paul E. Olson            Supervising Registered Principal
          Lowndes A. Smith         President and Chief Executive Officer,
                                   Director

Item 30.  Location of Accounts and Records

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31.  Management Services

          All management contracts are discussed in Part A and Part B of this registration statement.

Item 32.  Undertakings

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.


The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Council of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with the four provisions of the no-action letter.

                                     SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 10th day of February, 2000.

HARTFORD LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT TWO
      (Registrant)

*By:  Thomas M. Marra                              *By:  /s/ Marianne O'Doherty
     ------------------------------------------         -----------------------
      Thomas M. Marra, Executive Vice President          Marianne O'Doherty
                                                         Attorney-In-Fact

HARTFORD LIFE INSURANCE COMPANY
      (Depositor)

*By:  Thomas M. Marra
-----------------------------------------------
      Thomas M. Marra, Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

David T. Foy, Senior Vice President,
  Chief Financial Officer & Treasurer, Director *
Lynda Godkin, Senior Vice President,
  General Counsel & Corporate Secretary, Director*
Thomas M. Marra, Executive Vice              *By:  /s/ Marianne O'Doherty
  President, Director *                           -------------------------
Lowndes A. Smith, President &                      Marianne O'Doherty
  Chief Executive Officer, Director *              Attorney-In-Fact
Raymond P. Welnicki, Senior Vice President,
  Director*
Lizabeth H. Zlatkus, Senior
  Vice President
David M. Znamierowski, Senior Vice
  President and Chief Investment Officer, Director*           February 10, 2000

                                   EXHIBIT INDEX

(9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary

(15)   Copy of Power of Attorney

(16)   Organizational Chart